SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2008

CASCADE BANCORP
(Exact name of Registrant as specified in its charter)

Oregon	0-23322	93-1034484
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 N.W. Wall Street
Bend, Oregon 97701
(Address of principal executive offices and zip code)

(541) 385-6205
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K file is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure

          On May 8, 2008, Patricia L. Moss, President & CEO of Cascade Bancorp and Gregory D. Newton, Executive Vice President & CFO of Cascade Bancorp will give a presentation at the D.A. Davidson 10th Annual Financial Services Conference, in Seattle, Washington. A copy of the information in the presentation is furnished (not filed) as Exhibit 99.1 to this Current Report and incorporated into this Item 7.01 by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1 Presentation of Registrant dated May 8, 2008.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

CASCADE BANCORP

	By:	/s/ Gregory D. Newton

Gregory D. Newton
Executive Vice President/
Chief Financial Officer/Secretary

Date: 5/7/08